UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

January 31, 2012
Date of Report (Date of earliest event reported)

UNITED BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation)	0-25976 (Commission File Number)	23-2802415 (IRS Employer Ident. No.)

30 S. 15th Street, Suite 1200, Philadelphia, PA 19102
(Address of principal executive offices) (Zip Code)

(215) 351-4600
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Explanatory Note

This current report on Form 8-K/A (this “Amendment”) amends the current report on Form 8-K, filed February 6, 2012 (the “Original Filing”), in which United Bancshares, Inc. (the “Company”) reported that United Bank of Philadelphia (the “Bank”), its wholly-owned subsidiary, agreed to enter into a Stipulation and Consent to the Issuance of a Consent Order with each of the Federal Deposit Insurance Corporation (“FDIC”) and the Commonwealth of Pennsylvania Department of Banking (“Department”). The Company is filing this Amendment to include an additional related exhibit.  This Amendment does not amend, modify or update the disclosures contained in the original filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:

10.6	Press Release Announcing Formation of board oversight committee

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED BANCSHARES, INC.

Dated: March 16, 2012

	By:	/s/ Evelyn F. Smalls
Evelyn F. Smalls
President and Chief Executive Officer